Description of Business	6 Months Ended
Jun. 30, 2021
Accounting Policies [Abstract]
Description of Business

NOTE 1: DESCRIPTION OF BUSINESS

Navios Maritime Holdings Inc. (“Navios Holdings” or the “Company”) (NYSE: NM) is a global seaborne shipping and logistics company focused on the transport and transshipment of dry bulk commodities, including iron ore, coal and grain.

Navios Logistics

Navios South American Logistics Inc. (“Navios Logistics”), a consolidated subsidiary of the Company, was incorporated under the laws of the Republic of the Marshall Islands on December 17, 2007. Navios Logistics believes it is one of the largest logistics companies in the Hidrovia region of South America, focusing on the Hidrovia river system, the main navigable river system in the region, and on cabotage trades along the south-eastern coast of South America. Navios Logistics is focused on providing its customers integrated transportation, storage and related services through its port facilities, its large, versatile fleet of dry and liquid cargo barges and its product tankers. Navios Logistics serves the needs of a number of growing South American industries, including mineral and grain commodity providers as well as users of refined petroleum products. As of June 30, 2021, Navios Holdings owned 63.8% of Navios Logistics’ stock.

Navios Partners

Navios Maritime Partners L.P. (“Navios Partners”) (NYSE: NMM) is an international owner and operator of dry cargo vessels and is engaged in the seaborne transportation services of a wide range of dry cargo commodities including iron ore, coal, grain, fertilizer and also containers, chartering its vessels under medium to longer-term charters.

As of June 30, 2021 and following the acquisition of Navios Maritime Containers L.P. (“Navios Containers”) by Navios Partners, referred to in Note 14, Navios Holdings had a 9.7% ownership interest in Navios Partners. Incentive distribution rights are held by a consolidated subsidiary of Navios Holdings.

On August 26, 2021, Navios Partners announced a definitive transaction agreement providing for a combination of Navios Partners and Navios Maritime Acquisition Corporation (“Navios Acquisition”). Please refer to Note 14.

Navios Containers

Navios Containers is an international owner and operator of containerships. As of December 31, 2020, Navios Holdings held a 3.9% ownership in Navios Containers. As of June 30, 2021, Navios Holdings had no equity investment in Navios Containers.

Navios Acquisition

Navios Acquisition (NYSE: NNA), is an owner and operator of tanker vessels focusing in the transportation of petroleum products (clean and dirty) and bulk liquid chemicals.

As of June 30, 2021, Navios Holdings had a 28.0% ownership interest in Navios Acquisition.

Navios Europe II

On February 18, 2015, Navios Holdings, Navios Acquisition and Navios Partners established Navios Europe (II) Inc. (“Navios Europe II”) and had economic interests of 47.5%, 47.5% and 5.0%, respectively and voting interests of 50%, 50% and 0%, respectively. Navios Europe II was engaged in the marine transportation industry through the ownership of seven dry bulk and seven containership vessels. On April 21, 2020, Navios Europe II and the lenders agreed to fully release the liabilities under the Junior Loan II for $5,000. The structure was liquidated in June 2020 (Refer to Note 9).